SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 24, 2003

CYBEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

New York	0-4538	11-1731581
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

10 Trotter Drive, Medway, Massachusetts 02053

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (508) 533-4300

Item 5:	Other Events

On July 24, 2003, Cybex International, Inc. issued a press release reporting on its results of operations for the quarter and six months ended June 28, 2003. A copy of that press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 7:	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 99.1 – Press Release dated July 24, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2003	CYBEX INTERNATIONAL, INC.

	By:	/s/ JOHN AGLIALORO
John Aglialoro, Chairman and Chief Executive Officer